September 3, 2008

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	WRL Series Life Account G of Western Reserve Life Assurance Co. of Ohio, SEC File No.

811-21929

➢	WRL Benefactor, Registration No. 333-135803

➢	WRLCapital Creator, Registration No. 333-144117

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Western Reserve Life Assurance Co. of Ohio (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2008, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:

Aegon/Transamerica Series Trust, SEC File No. 811-04419

Fidelity Variable Insurance Products Fund, SEC File No. 811-03329

Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205

ProFunds, SEC File No. 811-08239

Access One Trust, SEC File No. 811-21634

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Senior Counsel

cc:	Priscilla Hechler

Gayle A. Morden